UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

PHYSICIANS REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

309 N. Water Street, Suite 500 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 367-5600

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On April 30, 2019, Physicians Realty Trust (the "Company") held the 2019 Annual Meeting of Shareholders in Milwaukee, Wisconsin (the "Annual Meeting"). At the Annual Meeting, shareholders of the Company considered and voted on three proposals submitted for shareholder vote, each of which is more fully described in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on March 18, 2019. A brief description of the matters voted on at the Annual Meeting and the final results of such voting appears below.

Proposal One. Election of Trustees

The individuals listed below were elected to the Board of Trustees of the Company, each of whom will serve until the next annual meeting of shareholders and until his or her respective successor is duly elected and qualified:

Election of Directors:	For	Withheld	Abstained	Broker Non-Vote
John T. Thomas	154,632,823	1,639,452	—	16,865,327
Tommy G. Thompson	143,197,469	13,074,806	—	16,865,327
Stanton D. Anderson	150,002,588	6,269,686	—	16,865,327
Mark A. Baumgartner	154,568,507	1,703,767	—	16,865,327
Albert C. Black, Jr.	150,552,451	5,719,824	—	16,865,327
William A. Ebinger, M.D.	154,632,290	1,639,985	—	16,865,327
Pamela J. Kessler	154,920,198	1,352,076	—	16,865,327
Richard A. Weiss	151,705,440	4,566,835	—	16,865,327

Proposal Two. Ratification of Independent Registered Public Accounting Firm

A proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019 was approved as follows:

For	Against	Abstained	Broker Non-Vote
168,583,513	4,389,724	164,365	—

Proposal Three. Advisory Vote on Executive Compensation

A proposal to approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers was approved as follows:

For	Against	Abstained	Broker Non-Vote
152,747,293	3,252,027	272,955	16,865,327

Proposal Four. Approval of an Amendment to Physicians Realty Trust 2013 Equity Incentive Plan

A proposal to approve the amendment to the plan to increase the number of common shares authorized for issuance under the plan by 4,550,000 common shares was approved as follows:

For	Against	Abstained	Broker Non-Vote
145,628,543	10,309,337	334,395	16,865,327

Item 9.01. Financial Statement and Exhibits.

(d)  Exhibits.

10.1	Physicians Realty Trust 2013 Equity Incentive Plan, as amended effective April 30, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 2, 2019		PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Physicians Realty Trust 2013 Equity Incentive Plan, as amended effective April 30, 2019